Other payables	12 Months Ended
Dec. 31, 2022
Other payables
Other payables

19.Other payables

	As at December 31
(in EUR 000)	2022	2021
Holiday pay accrual	612	493
Salary	2,186	889
Accrued expenses	2,228	1,485
Foreign currency option - current	10	654
Other	131	112
Total other payables	5,167	3,633

The increase of €1.5 million in other payables as at December 31, 2022, compared to December 31, 2021, is due to an increase of €2.2 million mainly in accrued expenses and payroll related liabilities as a result of an increase in clinical and R&D activities. The increase is partly offset by a decrease of €0.6 million due to the settlement of foreign currency swaps. We refer to note 19.1.

19.1.   Derivatives

The Company is exposed to currency risk primarily due to the expected future USD, AUD and NIS expenses that will be incurred as part of the ongoing and planned marketing, clinical trials and other related expenses. A financial risk management policy has been approved to i) generate yields on liquidity and ii) reduce the exposure to currency fluctuations with a timeline up to 24 months and by means of foreign currency forwards or options.

The Company has entered into several foreign currency put and call contracts for which the notional amounts are detailed in the table below. All these contracts have ended as per December 31, 2022.

	As at December 31
(in EUR 000)	2022	2021	2020
call USD (in USD)	—	34,350	—
put USD (in USD)	—	(3,000)	—
call EUR (in EUR)	—	2,500	—
put EUR (in EUR)	—	(30,000)	—

The Company has also entered into several foreign currency swaps for which the notional amounts are detailed in the table below:

	As at December 31
(in EUR 000)	2022	2021	2020
Foreign currency swaps EUR - NIS (in EUR)	542	—	—
Foreign currency swaps EUR - NIS (in NIS)	2,000	—	—
Foreign currency swaps EUR - AUD (in EUR)	379	—	—
Foreign currency swaps EUR - AUD (in NIS)	600	—	—

The following table shows the carrying amount of derivative financial instruments measured at fair value in the statement of the financial position including their levels in the fair value hierarchy:

	As at December 31, 2022
(in EUR 000)	Level I	Level II	Level III	Total
Financial assets
Foreign currency swaps	—	1	—	1
Financial liabilities				—
Foreign currency swaps	—	10	—	10

The fair value is determined by the financial institution and is based on foreign currency swaps rates and the maturity of the instrument. All foreign currency put and call options and foreign currency swaps are classified as current as their maturity date is within the next twelve months.

The change in the balance of the financial asset is detailed as follows:

(in EUR 000)	2022	2021
Opening value at January 1	—	—
New contracts	—	—
Fair value adjustments	1	—
Closing value at December 31	1	—

The change in the balance of the financial liability is detailed as follows:

(in EUR 000)	2022	2021
Opening value at January 1	654	—
New contracts	—	338
Fair value adjustments	2,721	316
Exchange rate difference	30	—
Settlement foreign currency put and call contracts	(3,027)
Recognition premium income	(368)
Closing value at December 31	10	654